Exhibit 99.1
 Investor Deck 2022

   FORWARD LOOKING AND CAUTIONARY STATEMENTS    2  This presentation contains certain statements that are, or may be considered to be, “forward-looking statements” for the purpose of federal securities laws, including, but not limited to, statements that reflect our current views with respect to future events and financial performance. We generally identify these statements by words or phrases such as “may,” “might,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “intend,” “predict,” “future,” “potential” or “continue,” the negative or any derivative of these terms and other comparable terminology. Forward-looking statements are based on current expectation and assumptions that are subject to risks and uncertainties which may cause results to differ materially from the forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise.  Risks and uncertainties to which our forward-looking statements are subject include: (1) macroeconomic and industry risks such as (a) the COVID-19 pandemic has had and is expected to continue to have an adverse effect on our business; (b) continued or further declines in consumer traffic at malls and tourist locations could adversely affect our financial performance and profitability; (c) general global economic conditions could lead to disproportionately reduced discretionary consumer spending and demand for our products; (d) consumer interests change rapidly and our success depends on the ongoing effectiveness of our marketing and online initiatives to build consumer affinity for our brand and drive consumer demand for key products and services; (e) our profitability could be adversely impacted by fluctuations in petroleum products prices; and (f) our business may be adversely impacted by a variety of significant competitive threats; (2) operational risks such as: (a) we may be unable to generate demand for our interactive retail experience and products, including timely responses to consumer preferences; (b) we are subject to risks associated with technology and digital operations;(c) we may be unable to renew, renegotiate our store leases or enter into new store leases on favorable terms; (d) our company-owned distribution center and our third-party distribution center providers may experience disruptions or operate inefficiently; and (e) we may not be able to evolve our store locations to align with market trends, successfully diversify our store models and formats, or otherwise effectively manage our overall portfolio of stores; (3) international risks such as: (a) we may not be able to operate our international corporately-managed locations profitably; (b) we rely on a few global supply chain vendors to supply substantially all of our merchandise, and significant price increases or disruption in their ability to deliver merchandise could harm our ability to source products and supply inventory to our stores; (c) our merchandise is manufactured by foreign manufacturers and the availability and costs of our products, as well as our product pricing, may be negatively affected by risks associated with international manufacturing and trade and foreign currency fluctuations; and (d) we may be unable to effectively manage our international franchises, attract new franchisees or the laws relating to our international franchises change; (4) Legal, technology and intellectual property risks such as: (a) we are subject to a number of risks related to disruptions, failures or security breaches of our information technology infrastructure; (b) we may fail to renew, register or otherwise protect our trademarks or other intellectual property and may be sued by third parties for infringement or misappropriation of their proprietary rights; (c) we may suffer negative publicity or be sued if the manufacturers of our merchandise or Build-A-Bear branded merchandise sold by our licensees ship products that do not meet current safety standards or production requirements or if such products are recalled or cause injuries; (d) we may suffer negative publicity or be sued if the manufacturers of our merchandise violate labor laws or engage in practices that consumers believe are unethical; and (e) we may suffer negative publicity or a decrease in sales or profitability if the products from other companies that we sell in our stores do not meet our quality standards or fail to achieve our sales expectations; (5) Risks related to owning our common stock such as: (a) fluctuations in our operating results could reduce cash flow or result in restrictions under our credit agreement and we may be unable to repurchase shares; (b) fluctuations in our quarterly results of operations could cause the price of our common stock to substantially decline; (c) the market price of our common stock is subject to volatility, which could in turn attract the interest of activist shareholders; and (d) provisions of our corporate governing documents and Delaware law may prevent or frustrate attempts to replace or remove our management by our stockholders, even if such replacement or removal may be in our stockholders’ best interests; and (6) general risks such as: (a) we may not be able to operate successfully if we lose key personnel; and (b) we may be unsuccessful in acquiring businesses or engaging in other strategic transactions, which may negatively affect our financial condition and profitability. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent reports on Form 10-K, Form 10-Q and Form 8-K.    © 2022 Build-A-Bear Workshop, Inc.

     EXECUTIVE SUMMARY

                   A DIVERSIFIED COMPANY WITH A MULTI-GENERATIONAL BRAND                                                                                                35%  of stores arenot located in atraditional mall    United States  352  127  International  3,500+  Associates  Known, emotional and leverageable brand equity  NEARLY 500GLOBAL LOCATIONS*  MULTI-GENERATIONALAPPEAL  DEEP AND EXTENSIVELICENSING RELATIONSHIPS  Covering over 75entertainment, sports andpop culture properties  SKILLED PASSIONATE EMPLOYEES  POWERFUL BRAND  ~90%  Agree BAB is a fun experience for a child**  * Store count at end of fiscal 2021. US store count includes 58 third-party retail locations and excludes vending machines; International includes corporately-managed stores in Canada, the UK and Ireland as well as 72 franchise shops and 3 third-party retail locations** US Moms of Kids ages 2-12 in the US, C&R Research, 2022  Started asan experientialmall-based retailerfocused on children  Has transformed into a multi-dimensional, digital, growingbusiness with a broad anddiverse consumer demographic  EXPANDED OMNICHANNEL CAPABILITIESDRIVING DIGITAL DEMAND  Sustained growth in digital demandwhich has grown to be nearly 20% of net retail sales in FY2021  >40%of sales are to tweens, teens and adults    DIVERSIFIEDPORTFOLIO  4    © 2022 Build-A-Bear Workshop, Inc.  200MM+  Furry friends soldin nearly 25 years  CONNECTED

   KEY INVESTOR CONSIDERATIONS  Accomplished team created an expanding and profitable business now focused on delivering sustained diversified and profitable growth  Returned business to profitability while simultaneously building infrastructure to support a multi-dimensional, digital, growing business with a broad and diverse consumer base                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                  Profitable business with high margins and free cash flow  2022 total revenues of $411.5MM and pre-tax income of $50.7MM, the highest in the company's nearly 25-year history$32.8MM in cash and equivalents at end of fiscal 2021; Company paid a special dividend in Q4 2021 As of March 9, 2022, the Company had repurchased $5.0 million under the $25.0 million stock repurchase program adopted by its Board of Directors on November 30, 2021      Successfully proven and growing diversified omnichannel business model  Offerings include experiential brick-and-mortar stores with 1:1 interactive engagement that deliver profitability while supporting omnichannel fulfillment for growing digital demand as well as diverse e-commerce shopping platforms and experiencesExpanding addressable consumer base with new experiences and products targeting tween, teen and adult affinity and gifting segmentsLeverageable brand strength to diversify revenue streams through licensing, content and entertainment development                                                                                                                                                                                                                                                                                                                                                                   Powerful brand with multi-generational appeal capturing today’s zeitgeist including desire for experience, personalization and “DIY” while recognized as trusted, giving and a part of pop culture     Over 10 billion media impressions in 2021 demonstrating strong interest from business, trade, entertainment and consumer outletsOver 3.6MM social media followers (Facebook, Instagram, Twitter, TikTok, Pinterest and YouTube)                                                                5    © 2022 Build-A-Bear Workshop, Inc.

                 CELEBRATING OUR 25TH ANNIVERSARY IN 2022    Started as a specialty retailer that became a powerful consumer brand  Now positioned as an evolved thriving entity that is poised for a compelling future      2022 & moving forward  MORE than malls: ~1/3 of stores arein non-traditional locationsMORE than plush toys and MORE than “workshops”:Leveraging brand strength to develop contentand entertainment while outbound licensing owned IP'sMORE than kids:Building a much broader consumerbase and addressable market   2013  Current management joined to drive a successful turnaround that included a comprehensive digital transformation, diversification of retail locations and development of a range of new business models and formats to leverage brand strength  1997  Founded in St. Louis,MO as a groundbreakingexperiential mall-basedspecialty children's retailer  2004  Great success led to IPO on NYSE (BBW); Operated 168 stores in North Americaand 9 international franchise stores with untapped brand equity  2008-2012  Challenging businessperiod with 4 consecutiveyears of pre-tax losses                      6    © 2022 Build-A-Bear Workshop, Inc.

     BELOVED ICONIC BRAND

   BUILD-A-BEAR IS A POWERFUL BRAND        ~80%   aided brand awareness (US Moms of Kids ages 2-12)     ~80%   of those surveyed said Build-A-Bear was “distinctive”  Other retail brands include American Girl, Disney, 5 Below, Claire’s and LEGO  Contributing to balancedbusiness seasonality*             Jan-Mar    Jul-Sep    Apr-Jun    Oct-Dec  • First party data email contacts in CRM database• Vast majority in Bonus Club loyalty program  12MM+  >60%  of store visits areplanned and the topoccasion is a birthday    Well-Known  Multi-Generational  Emotional  Trusted  Extendable  8    © 2022 Build-A-Bear Workshop, Inc.   US data, C&R Research with Moms of kids ages 2-12 2022   AwarenessDistinctiveness  * Reflects average results of multiple years

       DIVERSE AND HIGHLY COVETED C  ONSUMERS    Build-A-Bear is uniquely positioned to reach a targeted demographic market with strong purchasing power  Wide interest across ages  Educated with spending power:   Professional careers, Appx 70% attended college        Over 80% arehomeowners  Approximately 70%are married   <$50K  H  o  u  s  e  h  o  l  d     i  n  c  o  m  e  $50K-$100K  $100-$150K  >$150K    ~40%        ~40%    ~20%                                              The profile of Build-A-Bear’s 10 million + active Bonus Club membership:  Interests include:  Eating out, books/reading, visiting amusement parks   ~70% have children giving us reachwithin households to approximately20 million people  Household Profile            Infant/Toddler      Kids      Tweens, Teens, Adults  Diverse Demographic  Over 40% of furry friends are for tweens, teens and adults                                                                                                Source: BBW proprietary loyalty program database                    9    © 2022 Build-A-Bear Workshop, Inc.

 Our objective is to extend the reach and size of diverse consumer segments through expanded products and licensed relationships, experiences, occasions, partnerships and marketing activities              STRATEGIC SHIFT TO CAPTURE OUR SHARE OF DIGITAL ECONOMY    RETAIL STORES  E-COMMERCE  PRIMARYTARGET  SECONDARYTARGET  FAMILIES WITH CHILDREN   COLLECTOR & GIFT GIVERS(TWEENS/TEENS/ADULTS)    RETAIL STORE CONSIDERATIONS  E-COMMERCE CONSIDERATIONS  FAMILIES WITH CHILDREN      • Hands on interactive experience as important as the product• Opportunity to engage with brand at younger ages and retain for “one more year” to drive higher “childhood value”• Store positioning where families go for fun and entertainment for ease of shopping     • Product foremost with ease and convenience of shopping online• Once challenging to efficiently market, new tools allow us effectively reach teens/adults• Likely to have experienced BABW as a child, they still have strong brand affinity but need a “reason” to reengage     COLLECTOR AND GIFT GIVERS(TWEENS/TEENS/ADULTS)  Rather than “digitizing” the store experience that families love, a strategic shift to diversify the consumer base fueled strong e-commerce growth after updating and upgrading the digital platform and capabilities with CAGR of 34% since 2016      10    © 2022 Build-A-Bear Workshop, Inc.

     BUILD-A-BEAR GETS NOTICED    Over 10 Billion media impressions in 2021 (and 2020)     11    © 2022 Build-A-Bear Workshop, Inc.

   BUILD-A-BEAR IS POP CULTURE      Our brand is regularly mentioned on popular TV shows, movies and in celebrity news  12    © 2022 Build-A-Bear Workshop, Inc.

   BUILD-A-BEAR PARTNERS WITH LEADING BRANDS      License relationships with over 75 world-class collaborators from film, TV, art, games,sports and more support collectible, affinity and gifting business with appeal toexpanded consumer demographics  13    © 2022 Build-A-Bear Workshop, Inc.

   STRONG AFFINITY AND BRAND LOYALTY – HIGHLY MONETIZABLE      “When you buysomething at Build-A-Bear… there’s an emotionalattachment …The thingabout Build-A-Bear is thatit isn’t just for kids.Whatever you’re into, andwhatever your age, Build-A-Bear probably has astuffed animal accessoryfor you.”     Consumers' emotional connection with the Build-A-Bear brand position it to be moreresilient with the ability to diversify beyond toys, beyond kids and beyond malls  14    © 2022 Build-A-Bear Workshop, Inc.

     GROWING OMNICHANNEL REVENUE MODEL

     A MODEL OF CONTINUOUS ENGAGEMENT  …EVEN IN THECOVID DISRUPTION  Leverage the POWER andEMOTIONAL CONNECTIONCREATED by THE ONE-TO-ONEretail guest engagement & marketingmodel to DRIVE BRAND EQUITY   RETAIL  MONETIZE the earnedBRAND EQUITY inCATEGORIES &CHANNELS beyondtraditional “retail”  BRAND EQUITY  BRAND LEVERAGE  Into NEW CATEGORIES & CHANNELS  CONSUMER  Expand the CONSUMER BASE & ENGAGEMENT byenabling participation in the brand in multiple ways         A continuous circle of engagement driving retail and leveraging brand equity isdesigned to build a more powerful and profitable business model  16    © 2022 Build-A-Bear Workshop, Inc.

   PROFITABLE STORES BUILD BRAND AND SUPPORT OMNICHANNEL  97% of corporately-managed stores inNorth America were profitable in 2021 with over 25% average store contribution and 99% were EBITDA positive with an average rate of 28%  Iconic hands-on store experience builds emotionalconnection and brand awareness creating consumerloyalty that becomes a driver to build e-commerce and other revenue streams  A range of store formats and designs allows retail locations to operate with less total square footage and higher productivity per square foot  Physical stores act as mini distribution centers for increased digital demand fulfillment (no additional labor or overhead needed)                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                        17    © 2022 Build-A-Bear Workshop, Inc.

           OUR EXPERIENCES CREATE MEMORIES  Plan a family visit tobuild (stuff) a furryfriend for an engagingexperience that formsan emotionalconnection and makesa shared specialmemory  Celebrate specialoccasions withfriends and loved onesincluding birthdays andholidays. Host a "Build-A-Party" for a sharedgroup memory  Make a gift that ispersonal and from theheart for family, friendsor a favorite teacher.Personalize it with arecorded messagethat goes in the bear  From Valentine's Dayto anniversaries, givea hug that will last alifetime        18    © 2022 Build-A-Bear Workshop, Inc.

   GLOBAL LOCATIONS WITH EXPANSION OPPORTUNITIES  Corporately-managed and third-party retail locations in North America and Europe;International franchise stores in South America, Africa, Asia and Australia                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                India (11)  South Africa (20)  Australia (19)  Chile (6)  US (352)  Canada (11)  China (10)  Middle East (6)  UK (39)  Ireland (2)  Corporately-managed stores in the United States, Canada, the United Kingdom and Ireland as of end of fiscal 2021 excludes vending machinesThird party retail includes 58 locations in the US and 3 locations in the Caribbean with Beaches ResortsInternational franchise locations in Chile, South Africa, Australia, India, China, Kuwait, Qatar and the United Arab Emirates as of end of fiscal 2021   19    © 2022 Build-A-Bear Workshop, Inc.  Caribbean (3)

           DIVERSE DIGITAL EXPERIENCES    Build-A-Bear offers various online shopping experiences and product options to meetthe preferences of diverse consumer segments for multiple occasions    Third party marketplacesallow consumers to shoponline at their preferred site   Slightly cooler and slightlyedgier, while still on brand,with many web-exclusive products for teen and adultgift givers and collectors   Makes gift shopping easy andfun with options sorted byseason, occasion, recipient,price and category       20          www.buildabear.com  An e-commerce option thatdelivers convenience andefficiency; popular with giftgivers and affinity segments   A guided process thatgives consumers a highercustomization experiencewith additional engagementfeatures   A revolutionary and unique interactive make-your-own animated digital experience to create the perfect furry friend from anywhere the consumer wants to shop        A new gifting solution offering stylish, themed, curated gift boxes for a convenient online option for a wide range of adult-to-adult gifting occasions      © 2022 Build-A-Bear Workshop, Inc.

   GROWING AND PROFITABLE E-COMMERCE PLATFORM    2021 digital demand of $73MM representing a 34% CAGR since 2016  E-commerce in both US and UK Positive site traffic trends +30% over prior year*Unique visitors average ~2.6M/month**Site visits average ~4.2M/month** Addition of Salesforce technology expanded digital capabilities and efficiencies in marketing and analyticsOngoing digital developments and initiatives planned or underway designed to drive further growth including recently launched experiential Bear Builder 3D WorkshopOrder fulfillment supported by new warehouse management system and omnichannel capabilitiesIn additional to modern warehousing, physical stores serve as mini distribution centers for online orders leveraging existing real estate and labor costs   *FY2021 through December**Combined US and UK sites  21  Nearly 20% of net retail sales in 2021, up from 4% in 2012    © 2022 Build-A-Bear Workshop, Inc.

   DIGITAL MARKETING CAPABILITIES DRIVING E-COMMERCE  DIGITALTRAFFIC   OPTED-INEMAIL LIST  ECOMMERCE DRIVEN BY DIGITAL ADVERTISING        +13%  +16%  +47%  INCREASE IN IMPRESSIONSDRIVEN BY DIGITAL ADVERTISING    +122%  INCREASE IN GOOGLE SEARCHFOR "BUILD-A-BEAR" IN US    +32%  Traffic driven with messaging to over 12MM opted-in email accounts including over 10MM Bonus Club members as well as social media platforms like Facebook, Instagram, Google Ads (YouTube, Search, Display), TikTok, and programmatic marketing      +97% increase in digital transactions from new guests  Digital demand +9% 2021 vs 2020 +157% 2021 vs 2019    DIGITAL TRANSACTIONSFROM LAPSED GUESTS    +96%  Comparisons are for FY2021 compared to FY2020 unless otherwise noted  22    © 2022 Build-A-Bear Workshop, Inc.

           DIVERSE FORMATS AND BUSINESS MODEL OPTIONS    • Multiple formats serving a wide range of locations including tourist, traditional malls, shop-in-shops including Walmart, seasonal venues or event locations• Can operate for days (events such as the NFL Experience), weeks (Gaylord seasonal shops) to months and years  Third-party retail model  • Wholesale business model with entertainment and hospitality partners. Top partners include Carnival Cruise Lines and Great Wolf Lodge• Little to no startup capital to open stores and no direct operational overhead (rent, labor, etc)  Currently 61 locations with 12 partners/ operators primarily in the US  Corporately-managed store model   346 long-term locations in the US, Canada, the UK and Ireland  • 99% of NA stores were profitable in FY2021 with 28% average EBITDA as a percent of sales• Omnichannel capabilities drive efficiency  Wide range of formats:  Multiple business model options:  International franchise model  Currently 72 locations in 8 countries   • Long-term potential for expansion in existing and new territories• Established efficient supply chain support for sourcing products, fixtures and equipment  Convenient WalmartShops  Traditional MallStores  TouristLocations  ConcourseModel  SeasonalShops  VendingMachines  Events  CruiseShips  23  Store counts at end of fiscal 2021 excludes vending machines    © 2022 Build-A-Bear Workshop, Inc.

     NOT OVERSTORED: FUTURE GROWTH PLANNED IN NORTH AMERICA    Build-A-Bear can match the real estate opportunity with the business model andstore format to optimize profitable growth with plans to add 15-20 locations overthe next 2-3 years in North America through a combination of corporately-managedand third-party retail models  • Room to profitably expand: 97% of NA stores were profitable in FY2021 with over 25% average contribution margin and 99% were EBITDA positive with an average rate of 28%• Support for digital demand: Omnichannel capabilities drive store efficiency• High flexibility: Strong lease optionality with over 75% of locations having a lease event in next 3 years giving high flexibility to continually refine portfolio• Innovation pipeline - Build-A-Bear Adventure, a destination party-oriented concept, diversifies our location strategy and experiences - New vending machine (Automatic Teddy Machine or “ATM”) is low-labor, efficient way to add non-traditional locations such as airports, children’s hospitals and more - Hybrid center locations extend reach beyond enclosed traditional malls  24    © 2022 Build-A-Bear Workshop, Inc.

     LEVERAGING BRAND STRENGTH TO DIVERSIFY REVENUE STREAMS    OUTBOUND LICENSING leverages the emotional connection and trust that consumers have for Build-A-Bear allowing for expansion into non-plush products sold in other retailers       25    © 2022 Build-A-Bear Workshop, Inc.

           LEVERAGING BRAND STRENGTH TO DEVELOP CONTENT & ENTERTAINMENT    The emotional connection with the brand makes content and story-telling a central part of consumer engagement. Build-A-Bear Entertainment creates original music, videos and movies in partnership with leaders in the entertainment industry that serves as marketing to drive interest in other revenue channels        MOVIES  RADIO  MUSIC      26    © 2022 Build-A-Bear Workshop, Inc.

     FINANCIALS

             2021 FINANCIAL SNAPSHOT  TOTAL REVENUES  $411.5MM  +61.2% OVER 2020+21.6% OVER 2019  PRE-TAX INCOME  +$70.9MM OVER 2020+$49.1MM OVER 2019  HIGHEST IN NEARLY25-YEAR HISTORY  CASH AND EQUIVALENTS  $32.8MM*  +$34.8MM 2020+$26.7MM 2019  GROSS PROFIT MARGIN  53.0%  +1,480 BPS VS 2020+760 BPS VS 2019  THE MOST PROFITABLE YEAR IN BBW HISTORY    Delivered the highest revenue in over a decade and highest profit in company’s history even with ongoing impact of global pandemic Positive momentum has continued into Q1 2022 and while we are navigating an environment with higher costs and a tight supply chain as well as monitoring the evolving external environment, we expect total revenues, pre-tax income and EBITDA to be higher than Q1 2021  $50.7MM  28    © 2022 Build-A-Bear Workshop, Inc.  * After ~$20MM special dividend paid in Dec ‘21

   CURRENT MANAGEMENT LED SUCCESSFUL BUSINESS TURNAROUND          $384  $411.5  2012  2021  In millions        TOTAL REVENUES  2021 highest level in over a decade      EBITDA  Over $85MM swing in profitability                                                      PROFITABLE STORES  In North America    LOCATION DIVERSIFICATION  More than doubled non-traditional locations    AVERAGE DOLLARS PER TRANSACTION  Over 50% appreciation in Avg DPT  Contributionmargin <10%  Contributionmargin >25%  2012  2021      $35.50  $53.33              12%  35%  2012  2021        % of locations in non-traditional malls            80%  97%  2012  2021  % of NA stores that are profitable    DIGITAL DEMAND  Digital revenue has grown to $73MM    2012  2021  % of Net Retail Sales    4%  18.3%        In millions  29    © 2022 Build-A-Bear Workshop, Inc.  $63.0  EOY fiscal 2021 vs EOY fiscal 2012

     CAPITAL MARKETS SUMMARY*  Board authorized a share repurchase program of up to$25MM effective through November 30, 2023                                Exchange and Ticker  NYSE: BBW  Corporate Headquarters  St. Louis, MO  15.4MM  16.1MM  $23.34 / $4.09  $284.1MM  $0  Basic Shares Outstanding*  Diluted Shares Outstanding*  52 Week High/Low  Market Capitalization  Borrowings on Credit Facility     Information on Shares, Market Capitalization and Borrowings on Credit Facility as of December 31, 2021* Basic and Diluted shares are the year-to-date weighted average as of December 31, 2021  30    © 2022 Build-A-Bear Workshop, Inc.

     ACCOMPLISHED & DRIVEN TEAM FOCUSED ON DIVERSIFIED GROWTH

         2020: RAPID AND DISCIPLINED COVID RESPONSE          Focused immediately onpreserving CASH andreducing EXPENSES   Shifted to VIRTUALworkforce at HQ  Pivoted to manage TRIPLE-DIGITincrease in e-commerce demand  Furloughed over 90% of workforce;Salaries temporarily reduced for all others                                                Simultaneously executed key initiatives with emphasis on driving growth  Accelerated the digital transformation to drive awareness, demand and revenue • Drove demand with key licensed products with e-commerce first strategy • Innovated with digital only promotions and eventsRapidly evolved retail leveraging rent optionality and safely reopening with modified service model • Implemented omnichannel initiatives with Buy Online Ship From or Pickup in Store leveraging available labor and inventory • Over 99% of leases were renegotiated in NA (and >90% in EU)Secured financial stability and well-being • Secured new asset-based credit agreement • Restructured organization and reduced corporate overhead  Initial crisis management when governmental mandates forced all stores to temporarily close  32    © 2022 Build-A-Bear Workshop, Inc.

   2021: SHIFT TO DELIVERING PROFITABLE GROWTH      Further acceleration of digital transformation    Leverage financial position to drive growth  Expand digital capabilities and drive optimization across the entire organization to grow revenues and improve profitability including content and entertainment initiatives  Extend ways to connect with and meet the changing needs of consumers across all retailchannels while driving omnichannel engagement and expanded delivery options  Maintain the financial discipline required to support our business while leveraging strong balance sheet to make select strategic investments designed for future growth while continuing to manage through an environment with higher costs and a tight supply chain as well as monitoring the evolving external environment    Rapidly evolve omnichannel retail capabilities   33    © 2022 Build-A-Bear Workshop, Inc.

         2022: PLANS FOR SUSTAINED PROFITABLE GROWTH  Increase repeat purchases leveraging the addition of new advanced digital capabilitiesExpand addressable consumer base beyond kids with new products and incremental purchase occasionsUtilize digital media, content & entertainment as marketing and brand-building tools to engage consumers and drive sales    Strategically add locations in North America over the next 2-3 years thru corporate and third-party retail focused on tourist locationsCapitalize on BAB’s 25th celebration to drive incremental visits and salesRe-introduce in-store parties (after COVID hibernation) with a fresh take and homage to our 25th “birthday”Develop new digital experiences such as the recently launched Bear Builder 3D Workshop to drive digital demand   2  Leverage omnichannel capabilities while evolving retail experiences     1  Leverage ongoing digital transformation to drive growth    Maintain disciplined expense management in an environment with higher costs and a tight supply chain, including SG&A, ongoing lease negotiations as we continue to evolve our real estate portfolio while also monitoring the changing external environmentStrategically manage capital to support key initiatives and innovation developments  3  Leverage financial strength and drive sustained profitability                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                               © Build-A-BearWorkshop, Inc.  34    © 2022 Build-A-Bear Workshop, Inc.

         2022: SELECT PLANNED INITIATIVES    Leverage omnichannel capabilitieswhile evolving retail experiences  Leverage financial strength and drive sustained profitability   Leverage ongoing digitaltransformation to drive growth      …To reach more consumersDrive lifetime value: leverage advanced capabilities including new loyalty module to use our rich first party CRM databaseExpand lead acquisition: grow addressable market with focus on gifting, affinity and collectible consumers…To offer more experiencesExpect to add 15-20 locations in North America in the next 2-3 years through the planned expansion of corporate and third-party retail focused on tourist locationsCapitalize on the 25th anniversary celebration throughout 2022 with exclusive products and eventsAfter not celebrating birthdays and parties in our Workshops due to COVID for nearly 2 years, in-store parties have been reintroduced which have historically accounted for ~5% of retail salesLeverage digital experiences such as Build-A-Bear Gift Shop, the Bear Builder, Bear Cave and the recently launched Bear Builder 3D Workshop as well as new HeartBox gifting option…To fuel innovationExpand newly created vending machine model or ATM’s (Automatic Teddy Machines) through a relationship with Hudson, a leader in travel retail, adding 25-50 ATM’s/locations in airports over the next 2 yearsLaunch of a new retail concept called BUILD-A-BEAR ADVENTURE in off-mall locations that includes party rooms, game room, the Build-A-Bear experience and e-commerce fulfillment capabilities with first store open in St. Louis, MO  35    © 2022 Build-A-Bear Workshop, Inc.

   PROVEN MANAGEMENT TEAM              Sharon Price John  President and Chief Executive Officer  Former President of Stride Rite Children’s Group LLC,a division of Wolverine World Wide, Inc. Also: Hasbro,Inc., VTech Industries, Inc. and Mattel, Inc.  Eric Fencl  Chief Administrative Officer,General Counsel and Secretary     Former Executive Vice President, General Counsel andSecretary: Outsourcing Solutions Inc.; Legal positions at Monsanto Company, McDonnell Douglas Corporationand Bryan Cave LLP. Also: Arthur Young & Company  Jennifer Kretchmar  Chief Digital & Merchandising Officer  Former Senior Vice President of Product and BrandManagement of Stride Rite Children’s Group LLC,a division of Wolverine World Wide, Inc. Also: The Timberland Company, Goldbug, and the United States Department of Agriculture Foreign Service  Chief Operations Officer  J. Christopher Hurt  Former Senior Vice President, North America and VicePresident/ General Manager - Factory, Canada, Mexico RetailAmerican Eagle Outfitters, Inc.; Also: Polo Ralph Lauren andThe Procter & Gamble Company  Voin Todorovic  Chief Financial Officer  Former Head of Finance and Operations Lifestyle GroupWolverine World Wide, Inc.; Vice President - Finance andAdministration of the Stride Rite Children’s Group. Also:Collective Brands, Inc. and Payless ShoeSource  36    © 2022 Build-A-Bear Workshop, Inc.  Passionate and driven management team that returned the company to profitability while simultaneously executing a multi-faceted diversification strategy to leverage the strength of the brand while developing an integrated omnichannel platform, restructuring the organization and adding critical talent, creating new retail business models and systematically rebuilding IT infrastructure to support strategy and growth

   ACCOMPLISHED BOARD OF DIRECTORS              George Carrara  Director  Narayan Iyengar  Director  Maxine Clark  Director and Founder  Sharon Price John  Director, President and Chief Executive Officer  Director  Robert L. Dixon Jr.  Non-Executive Chairman  Craig Leavitt    Lesli Rotenberg  Director    Former CEO/Director: Kate Spade & Company;President Global Retail: Link Theory Holdings.Also: Diesel, S.p.A, and Polo Ralph Lauren     CEO: Clark-Fox Family Foundation, Founder andFormer Chief Executive Bear: Build-A-Bear Workshop.Also: Payless ShoeSource and The May DepartmentStores Company  Former President of Stride Rite Children’s Group LLC,a division of Wolverine World Wide, Inc. Also: Hasbro,Inc., VTech Industries, Inc. and Mattel, Inc.  Former Chief Programming Executive & General Manager,Children’s Media & Education of the Public Broadcasting Service(PBS); Senior management at Discovery Communications, Inc.  Former Senior Vice President, Digital and E-Commerce: AlbertsonsCompanies; Vice President, E‑Commerce and Digital Analytics: TheWalt Disney Company. Also: McKinsey & Company  Former President and Chief Operating Officer: Kate Spade &Company; Chief Operating Officer: Tommy Hilfiger North America.Also: Mirage Apparel Group and Price Waterhouse  Owner: The RD Factor, Inc.; Former Global Chief InformationOfficer and Senior Vice President of PepsiCo, Inc. Also: Procter& Gamble Company  37    © 2022 Build-A-Bear Workshop, Inc.

                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                 BUILD-A-BEAR IN SUMMARY  Highly profitable business with strong profit marginsand significant cash resources  Strong brand that connects emotionally with global reach  Poised for future advancement with an established platformreaching broad consumer segments through a diversified omnichannelbusiness model  Led by a seasoned and accomplished management team thattransformed the business into a profitable, digital, growth company    38    © 2022 Build-A-Bear Workshop, Inc.

   Explanatory Note on Non-GAAP Financial Measures    39    © 2022 Build-A-Bear Workshop, Inc.  Build-A-Bear Workshop (NYSE: BBW) reports it financial results in accordance with generally accepted accounting principles (GAAP). We have supplemented the reporting of our financial information determined in accordance with GAAP with certain non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the Company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the Company’s core operating results. These measures should not be considered a substitute for or superior to GAAP results. These non-GAAP financial measures are defined and reconciled to the most comparable GAAP measure within this appendix.

   Reconciliation of Non-GAAP Measures:    40    © 2022 Build-A-Bear Workshop, Inc.  $ in millions  Q4 FY21  FY21  Income before income taxes (pre-tax)  $20.1  $50.7  Interest  $0  $0  Depreciation & Amortization  $3.2  $12.3  Earnings before interest, taxes, depreciation and amortization (EBITDA)  $23.3  $63.0

   Reconciliation of Non-GAAP Measures:Q4 and Fiscal 2020; Q4 and Fiscal 2019     41    © 2022 Build-A-Bear Workshop, Inc.  $ in millions  Q4 FY20  FY20  Income before income taxes (pre-tax)  $10.8  ($20.2)  Interest  $0  $0  Depreciation & Amortization  $3.3  $13.2  Earnings before interest, taxes, depreciation and amortization (EBITDA)  $14.1  ($7.0)  $ in millions  Q4 FY19  FY19  Income before income taxes (pre-tax)  $7.6  1.6  Interest  $0  $0  Depreciation & Amortization  $3.3  $13.7  Earnings before interest, taxes, depreciation and amortization (EBITDA)  $10.9  15.3

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